Exhibit 99.1


                  CERTIFICATION OF PRINCIPAL EXECUTIVE OFFICER
                         PURSUANT TO U.S.C. SECTION 1350
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

         I, Edward J. Quilty, Chairman, President and Chief Executive Officer of Derma Sciences, Inc., hereby certify that the Annual Report on Form 10-KSB for the period ending December 31, 2002 of Derma Sciences, Inc. (the "Form 10-KSB") upon my best knowledge and belief fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that the information contained in the Form 10-KSB fairly presents, in all material respects, the financial condition and results of operations of Derma Sciences, Inc.



Dated:  March 31, 2003          /s/ Edward J. Quilty
                                -----------------------------------------------
                                Edward J. Quilty
                                Chairman, President and Chief Executive Officer
                                (Principal Executive Officer)